REVENUE	12 Months Ended
Dec. 31, 2023
Disclosure Of Revenue From Contracts With Customers [Abstract]
REVENUE	REVENUE
The revenue fully relates to the transfer of goods and is recognized at a point in time when the goods have been delivered to the customer. For the years ended December 31, 2023 and 2022, the sales of RUCONEST® in the U.S. market were $221.2 million and $200.1 million. In 2021, the sales of RUCONEST® in the US market were US$193.4 million The first sales of Joenja® in the U.S. market subsequent to the FDA approval in March 2023 was $17.9 million.

Revenues of RUCONEST® in Europe and Rest of the World amounted to $5.9 million in 2023 compared to $5.5 million in 2022 and $5.5 million in 2021.
Two U.S. customers represented approximately $204.3 million, or 83%, of our net revenues in 2023, per customer $108.4 million and $95.9 million respectively. In 2022 these two U.S. customers represented approximately $173.6 million, or 84%, per customer $89.3 million and $84.3 million respectively. In 2021 these two U.S. customers represented approximately $156.6 million, or 79%, per customer $84.3 million and $72.3 million respectively. These customers are large specialty wholesale companies that are specialized in distribution of pharmaceuticals in our and our competitors’ disease area and that distribute our product.